Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is effective as of September 30, 2013, by and among LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware (“LCIF”), and LEPERCQ CORPORATE INCOME FUND II L.P., a limited partnership formed under the laws of the State of Delaware (collectively with the Trust and LCIF, the “Borrowers” and each a “Borrower”), each of the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, as administrative agent (the “Agent”).
WHEREAS, the Borrowers, the Lenders, the Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of February 12, 2013 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
Section 1    Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)The definition of Guarantor is hereby deleted in its entirety and shall be replaced by the following:
““Guarantor” means any Person that is a party to the Guaranty as a “Guarantor”.”
(b) The definition of Mortgage Receivable is hereby deleted in its entirety and shall be replaced by the following:

““Mortgage Receivable” means a promissory note made by a Person other than a Borrower or one of its Subsidiaries that is secured by a Mortgage of which a Borrower or one of their respective Subsidiaries is the holder and retains the rights of collection of all payments thereunder.”
(c)The definition of Permitted Liens is hereby amended by deleting subsection (f) thereof and replace same with the following:

“(f) Liens in favor of a Borrower or a Guarantor securing obligations owed by a Subsidiary to such Borrower or such Guarantor;”
(d)The definition of Property Subsidiary is hereby deleted in its entirety and shall be replaced by the following:

““Property Subsidiary” means a Subsidiary, the Equity Interests of which are wholly-owned, directly or indirectly by a Borrower and that directly owns or leases a Borrowing Base Asset.”

(e)The following definition is hereby inserted in appropriate alphabetical order in Article I of the Credit Agreement:

““Recourse Indebtedness” means with respect to a Person, Indebtedness for borrowed money that is not Nonrecourse Indebtedness.”
(f)Section 7.12 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Section 7.12      Guarantors.
(a)    Within ten (10) Business Days following the date on which any of the following conditions first applies to any Subsidiary of a Borrower (other than another Borrower) that is not already a Guarantor, the Borrower Representative shall deliver to the Agent each of the following in form and substance reasonably satisfactory to the Agent: (i) an Accession Agreement (or if at any time all Guarantors have been released from the Guaranty and as a result of such releases the Guaranty has terminated, a Guaranty substantially in the form of the Exhibit H) executed by such Subsidiary, and (ii) the items that would have been delivered under Section 5.1.(a)(iv) through (a)(viii) and Section 5.1.(a)(xiv) had any such Subsidiary been a Guarantor on the Agreement Date, with each reference to “Agreement Date” in such subsections deemed to be a reference to the date the Accession Agreement referenced in the immediately preceding clause (i) is delivered to the Agent:
(A) such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of the Trust, a Borrower or any Subsidiary of the Trust or a Borrower; or
(B) (i) such Subsidiary owns any asset the value of which is included in Borrowing Base Assets Pool and (ii) such Subsidiary (or any other Subsidiary that directly or indirectly owns an Equity Interest in such Subsidiary) has incurred, acquired or suffered to exist any Recourse Indebtedness.
(b)    The Borrower Representative may request in writing that the Agent release, and upon receipt of such request the Agent shall release, a Guarantor from the Guaranty so long as: (i) such Guarantor is not required to be a party to the Guaranty under the immediately preceding subsection (a); (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1.; (iii) the representations and warranties made or deemed made by each Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents; and (iv) the Agent shall have received such written request at least 5 Business Days (or such shorter period as may be acceptable to the Agent) prior to the requested date of release. Delivery by the Borrower Representative to the Agent of any such request shall constitute a representation by each Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.
(g)        Sections 7.15 and Section 7.16 of the Credit Agreement are hereby deleted in their entirety and shall be replaced by the following:

““Section 7.15    Addition of Borrowing Base Assets.
(a)    Subject to compliance with this Section 7.15(a), the Borrowers may from time to time elect to have a Property added as a Borrowing Base Asset. In such event, the Borrower Representative shall provide to the Agent written notice thereof (each an “Addition Notice”), no later than 10:00 a.m. on the Business Day on which the Borrowers wish to have such Property added as a Borrowing Base Asset, such Addition Notice to (i) identify the Property proposed to be added as a Borrowing Base Asset, (ii) set forth the calculation of the amount of Net Operating Income and Value attributable to such proposed Property to be reflected on the Borrowing Base Certificate, and (iii) certify that such Property is an Eligible Unencumbered Property and complies with all of the representations and warranties applicable to such Property contained in Exhibit J hereto. Together with the Addition Notice, the Borrower Representative shall deliver to the Agent a pro forma Borrowing Base Certificate. With respect to any Property which the Borrowers have requested be added as a Borrowing Base Asset, Borrowers shall be deemed to represent and warrant hereunder that such Property is an Eligible Unencumbered Property and all of the representations and warranties as set forth on Exhibit J hereto are true and correct with respect to such Property. Promptly upon receipt of an Addition Notice and the pro forma Borrowing Base Certificate, the Agent shall provide copies thereof to each Lender. If an Addition Notice has been delivered together with the other documentation in compliance with this Section 7.15(a), the subject Property shall thereupon become a Borrowing Base Asset upon execution and delivery of all of the documents required to be provided under the immediately following subsection (b), if any.
(b)    If any Property Subsidiary that owns or leases a Property for which an Addition Notice has been provided (or any Subsidiary that owns, directly or indirectly, any Equity Interests of such Property Subsidiary) is required (or will be required upon the addition of such Property as a Borrowing Base Asset) to be Guarantor under Section 7.12 and such Person is not already a Guarantor, such Property shall not become a Borrowing Base Asset until the Borrowers shall have caused to be executed and delivered to the Agent the following (if not previously delivered to the Agent), each to be in form and substance reasonably satisfactory to the Agent:
(i)    an Accession Agreement (or if at any time all Guarantors have been released from the Guaranty and as a result of such releases the Guaranty has terminated, a Guaranty substantially in the form of the Exhibit H) executed by each such Property Subsidiary or other Person;
(ii)    Such information as the Agent or any Lender may request with respect to any such Person becoming a Loan Party in connection with such Property becoming a Borrowing Base Asset, in order to comply with the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)); and
(iii)    All of the items that would have been required to be delivered to the Agent under Section 5.1.(a)(iv) through (a)(viii) and Section 5.1.(a)(xiv) had any such Subsidiary becoming a Guarantor been a Loan Party on the Effective Date.
Section 7.16    Removal of Borrowing Base Assets.
(a)    So long as no Default or Event of Default exists or would result therefrom, the Borrowers may from time to time elect to have a Property no longer considered to be a Borrowing Base Asset. In such event, the Borrowers shall provide to the Agent written notice thereof (each a “Removal Request”) on the Business Day on which the Borrowers wish to have such Property no longer considered to be a Borrowing Base Asset, such Removal Request to (i) identify the Property to be no longer considered a Borrowing Base Asset, (ii) set forth the calculation of the amount of Net Operating Income and Value attributable to such Borrowing Base Asset, and (iii) have attached thereto a pro forma Borrowing Base Certificate. Provided that no Default or Event of Default exists or would result therefrom, such Borrowing Base Asset shall cease to be a Borrowing Base Asset hereunder and the Agent shall provide prompt written notice of such removal to each Lender.
(b)    Notwithstanding any other provision of this Agreement or the other Loan Documents but subject at all times to the provisions of Section 9.1, 9.3, 9.5, 9.6 and 9.7, the Agent and the Lenders acknowledge and agree that in the event any Guarantor shall own a Property which is not intended to be a Borrowing Base Asset, such Guarantor shall be permitted to sell, finance, encumber or otherwise transfer such Property without the approval of the Agent or the Lenders and without the requirement of any payment hereunder.”
(h)Section 9.5(b) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“(b)    Investments to acquire Equity Interests of a Subsidiary or any other Person who after giving effect to such acquisition would be a Subsidiary, so long as in each case (i) immediately prior to such Investment, and after giving effect thereto, no Default or Event of Default is or would be in existence and (ii) if such Subsidiary is (or after giving effect to such Investment would be) required to become a Guarantor under Section 7.12, the terms and conditions set forth in Section 7.12 are satisfied;”
Section 2    Conditions Precedent. The effectiveness of this Amendment and the release of the Guarantors under Section 3 below, is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)A counterpart of this Amendment duly executed by the Borrowers and the Lenders; and

(b)Evidence that each of the Guarantors released under Section 3 below are concurrently released as guarantors under (i) the Existing Term Loan Agreement, (ii) the Indenture dated as of January 29, 2007, among Lexington Realty Trust, as the issuer, certain subsidiaries of Lexington Realty Trust, as subsidiary guarantors and U.S. Bank National Association, as trustee, and all guaranties executed in connection therewith, (iii) the Indenture dated as of June 10, 2013, among Lexington Realty Trust, as issuer, certain subsidiaries of Lexington Realty Trust, as guarantors and U.S. Bank National Association, as trustee, and all guaranties executed in connection therewith, and (iv) any other guaranty to which such Guarantor is a party on the date of this Amendment.

Section 3    Release. Upon the effectiveness of this Amendment as provided in Section 2 above, the Agent and the Lenders agree that the Guarantors set forth on Schedule I attached hereto shall be released as Guarantor under the Guaranty.

Section 4    Representations. Each Borrower represents and warrants to the Agent and each Lender as follows:

(a)Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding in law or equity).

(b)Compliance with Laws, etc. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to any Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any indenture, agreement or other instrument to which any Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower.

(c)No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(d)Guarantors. As of the effective date of this Amendment and after giving effect thereto, no Subsidiary is required to be a Guarantor pursuant to Section 7.12 of the Credit Agreement as amended by this Amendment.

Section 5    Reaffirmation of Representations by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrowers to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6    Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7    Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and shall be deemed a Loan Document.

Section 9    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE (INCLUDING, FOR SUCH PURPOSE, SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK).

Section 10    Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only.

Section 11    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12    Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

LEXINGTON REALTY TRUST

By:	/s/ Joseph S. Bonventre
	Name:	Joseph Bonventre
	Title:	Executive Vice President

LEPERCQ CORPORATE INCOME FUND L.P.
LEPERCQ CORPORATE INCOME FUND II L.P.

Each By: LEX GP-1 Trust, its sole general partner

By:	/s/ Joseph S. Bonventre
	Name:	Joseph Bonventre
	Title:	Vice President

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Jane E. McGrath
Jane E. McGrath
Vice President

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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

WELLS FARGO BANK, N.A.

By:	/s/ D. Bryan Gregory
D. Bryan Gregory
Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

PNC BANK NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
Luis Donoso
Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

BANK OF AMERICA, N.A.

By:	/s/ Kurt Mathison
Kurt Mathison
Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Gordon Clough
Gordon Clough
Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

RBS CITIZENS, N.A.

By:	/s/ David R. Jablonowski
David R. Jablonowski
Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

TD BANK, N.A.

By:	/s/ Brian Welch
Brian Welch
Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

CAPITAL ONE, N.A.

By:	/s/ Frederick H. Denecke
Frederick H. Denecke
Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Rita Lai
Rita Lai
Senior Credit Banker

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

REGIONS BANK

By:	/s/ Kerri L.Raines
Kerri L. Raines
Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

FIFTH THIRD BANK

By:	/s/ Casey Gehrig
Casey Gehrig
Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

BARCLAYS BANK PLC

By:	/s/ Nicholas Versandi
Nicholas Versandi
Assistant Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

BRANCH BANK AND TRUST COMPANY

By:	/s/ Ahaz Armstrong
Ahaz Armstrong
Assistant Vice President

SCHEDULE 1

RELEASED GUARANTORS

Acquiport 550 Manager LLC
Acquiport 600 Manager LLC
Acquiport Brea L.P.
Acquiport Brea Manager LLC
Acquiport Lake Mary 550 LLC
Acquiport Lake Mary 600 LLC
Acquiport Laurens LLC
Acquiport Milford LLC
Acquiport Temperance LLC
Acquiport Winchester LLC
Acquiport Winchester Manager LLC
Federal Southfield Limited Partnership
Lex Chillicothe GP LLC
Lex Chillicothe L.P.
Lex Eugene GP LLC
Lex Eugene L.P.
Lex GP Holding LLC
Lex GP-1 Trust
Lex Houston L.P.
Lex Houston GP LLC
Lex Jessup GP LLC
Lex Jessup L.P.
Lex LP-1 Trust
Lex Meridian L.P.
Lex Meridian GP LLC
Lex Missouri City GP LLC
Lex Missouri City L.P.
Lex Phoenix GP LLC
Lex Phoenix L.P.
Lex Rock Hill GP LLC
Lex Rock Hill L.P.
Lex Shreveport GP LLC
Lex Shreveport L.P.
Lex St. Joseph GP LLC
Lex St. Joseph L.P.
Lex Suncap HP L.P.
Lex Suncap HP GP LLC
Lex Westerville GP LLC
Lex Westerville L.P.
Lex-Eastgar GP LLC

Lex-Eastgar L.P.
Lexington Acquiport Colinas L.P.
Lexington Acquiport Company, LLC
Lexington Acquiport Fishers LLC
Lexington Acquiport Sierra LLC
Lexington Allen L.P.
Lexington Allen Manager LLC
Lexington American Way LLC
Lexington Antioch LLC
Lexington Antioch Manager LLC
Lexington Bristol GP LLC
Lexington Arlington L.P.
Lexington Arlington Manager LLC
Lexington Bristol L.P.
Lexington Bulverde L.P.
Lexington Bulverde Manager LLC
Lexington Canton LLC
Lexington Centennial LLC
Lexington Centennial Manager LLC
Lexington Collierville L.P.
Lexington Collierville Manager LLC
Lexington Columbus GP LLC
Lexington Columbus L.P.
Lexington Columbus (Jackson Street) L.P.
Lexington Columbus (Jackson Street) Manager LLC
Lexington Dulles LLC
Lexington Dulles Manager LLC
Lexington Duncan L.P.
Lexington Duncan Manager LLC
Lexington Durham LLC
Lexington Durham Limited Partnership
Lexington Florence LLC
Lexington Florence Manager LLC
Lexington Fort Meyers L.P.
Lexington Fort Meyers Manager LLC
Lexington Fort Mill LLC
Lexington Fort Mill Manager LLC
Lexington Fort Mill II LLC
Lexington Fort Mill II Manager LLC
Lexington Foxboro I LLC
Lexington Foxboro II LLC
Lexington Gears L.P.
Lexington Gears Manager LLC

Lexington Glendale LLC
Lexington Glendale Manager LLC
Lexington High Point LLC
Lexington High Point Manager LLC
Lexington Honolulu L.P.
Lexington Honolulu Manager LLC
Lexington Knoxville LLC
Lexington Knoxville Manager LLC
Lexington Lake Forest L.P.
Lexington Lake Forest Manager LLC
Lexington Lakewood L.P.
Lexington Lakewood Manager LLC
Lexington Lion Cary GP LLC
Lexington Las Vegas (VEGPOW) L.P.
Lexington Las Vegas (VEGPOW) Manager LLC
Lexington Lion Cary L.P.
Lexington Lion Plymouth GP LLC
Lexington Lion Plymouth L.P.
Lexington Livonia L.L.C.
Lexington Louisville L.P.
Lexington Louisville Manager LLC
Lexington Marshall LLC
Lexington Memphis (JVF) L.P.
Lexington Memphis (JVF) Manager LLC
Lexington Millington L.P.
Lexington Millington Manager LLC
Lexington Minneapolis LLC
Lexington MLP Westerville L.P.
Lexington MLP Westerville Manager LLC
Lexington Moody LLC
Lexington Moody L.P
Lexington OC LLC
Lexington Olive Branch LLC
Lexington Olive Branch Manager LLC
Lexington Palm Beach LLC
Lexington Realty Advisors, Inc.
Lexington Redmond LLC
Lexington Redmond Manager LLC
Lexington Shelby GP LLC
Lexington Shelby L.P.
Lexington Sky Harbor LLC
Lexington Southfield LLC
Lexington Tampa GP LLC

Lexington Tampa L.P.
Lexington Tempe L.P.
Lexington Tempe Manager LLC
Lexington Tennessee Holdings L.P.
Lexington TNI Des Moines L.P.
Lexington TNI Des Moines Manager LLC
Lexington TNI Irving L.P.
Lexington TNI Irving Manager LLC
Lexington TNI Westlake L.P.
Lexington TNI Westlake Manager LLC
Lexington Wallingford LLC
Lexington Wallingford Manager LLC
Lexington Waxahachie L.P.
Lexington Waxahachie Manager LLC
Lexington/Lion Venture L.P.
Lex-Property Holdings LLC
LMLP GP LLC
LRA Manager Corp.
LSAC Crossville L.P.
LSAC Crossville Manager LLC
LSAC Eau Claire L.P.
LSAC Eau Claire Manager LLC
LSAC General Partner LLC
LSAC Oklahoma City L.P.
LSAC Oklahoma City Manager LLC
LSAC Operating Partnership L.P.
LSAC Pascagoula L.P.
LSAC Pascagoula Manager LLC
LXP GP, LLC
MLP Unit Pledge GP LLC
MLP Unit Pledge L.P.
Net 1 Henderson LLC
Net 1 Phoenix L.L.C.
Net 2 Cox LLC
Net 2 Hampton LLC
Net Lease Strategic Assets Fund L.P.
Newkirk Altenn GP LLC
Newkirk Altenn L.P.
Newkirk Avrem GP LLC
Newkirk Avrem L.P.
Newkirk Basot GP LLC
Newkirk Basot L.P.
Newkirk Bluff GP LLC

Newkirk Bluff L.P.
Newkirk Carolion GP LLC
Newkirk Carolion L.P.
Newkirk Clifmar GP LLC
Newkirk Clifmar L.P.
Newkirk Croydon GP LLC
Newkirk Croydon L.P.
Newkirk Dalhill GP LLC
Newkirk Dalhill L.P.
Newkirk Denport GP LLC
Newkirk Denport L.P.
Newkirk Elport GP LLC
Newkirk Elport L.P.
Newkirk Elway GP LLC
Newkirk Elway L.P.
Newkirk Gersant GP LLC
Newkirk Gersant L.P.
Newkirk JLE Way GP LLC
Newkirk JLE Way L.P.
Newkirk Johab GP LLC
Newkirk Johab L.P.
Newkirk Lanmar GP LLC
Newkirk Lanmar L.P.
Newkirk Liroc GP LLC
Newkirk Liroc L.P.
Newkirk MLP Unit LLC
Newkirk Salistown GP LLC
Newkirk Salistown L.P.
Newkirk Skoob GP LLC
Newkirk Skoob L.P.
Newkirk Spokmont GP LLC
Newkirk Spokmont L.P.
Newkirk Superwest GP LLC
Newkirk Superwest L.P.
Newkirk Syrcar GP LLC
Newkirk Syrcar L.P.
Newkirk Walando GP LLC
Newkirk Walando L.P.
Newkirk Washtex GP LLC
Newkirk Washtex L.P.
NK-CINN Hamilton Property LLC
NK-CINN Hamilton Property Manager LLC
NK-Lumberton Property LLC

NK-Lumberton Property Manager LLC
NK-ODW/Columbus Property LLC
NK-ODW/Columbus Property Manager LLC
NLSAF Jacksonville GP LLC
NLSAF Jacksonville L.P.
NLSAF Marshall GP LLC
NLSAF Marshall L.P.
NLSAF McDonough L.P.
NLSAF McDonough Manager LLC
NLSAF Tampa GP LLC
NLSAF Tampa L.P.
Phoenix Hotel Associates Limited Partnership
Savannah Waterfront Hotel LLC
Triple Net Investment Company LLC
Xel Florence GP LLC
Xel Florence L.P.